NEWS RELEASE

Arlo Reports Third Quarter 2023 Results

Revenue of $130.0 million, at the high end of guidance range
Annual recurring revenue (ARR) ended at $200.0 million, growing 59.5% year over year
Free cash flow (FCF) of $7.0 million with FCF margin of 5.4% (1)
GAAP EPS of $(0.01); record non-GAAP EPS of $0.09
Successful launch of innovative Essential 2 camera portfolio

Carlsbad, California - November 9, 2023 - Arlo Technologies, Inc. (NYSE: ARLO), a leading smart home security brand, today reported financial results for the third quarter ended October 1, 2023.

“Our third quarter results illustrate the power of our services business, which reached $200 million in annual recurring revenue, a significant milestone that grew nearly 60% year over year. This performance drove our solid free cash flow and record earnings per share, and continued Arlo's trajectory of profit expansion," said Matthew McRae, Chief Executive Officer of Arlo Technologies. “We also launched our Essential 2 product line, the largest product launch in our company's history, bringing higher performance and an improved experience to new lower price points. Arlo believes everyone has a right to feel safe and Essential 2 allows us to address a wider audience just as our industry expands into the mass market this holiday season.”

Financial and Business Highlights (2)

•Q3 total revenue of $130.0 million, an increase of 1.4% year over year.
•Record Q3 service revenue of $51.0 million, growing 44.0% year over year.
•Q3 GAAP services gross margin of 73.5% and non-GAAP services gross margin of 74.1%.
•GAAP net loss per share of $(0.01); record non-GAAP earnings per diluted share of $0.09.
•Ended the quarter with ARR (3) of $200.0 million, growing 59.5% year over year.
•Added 197,000 paid accounts in Q3, ending cumulative paid accounts around 2.5 million, growing 48.6% year over year.
•Successful launch of Essential 2 camera portfolio targeted at creating a lower price entry point into the Arlo ecosystem.
•Ending cash and cash equivalents and short-term investments balance of $126.0 million, up $2.4 million sequentially.

	Three Months Ended			Nine Months Ended
	October 1, 2023	July 2, 2023	October 2, 2022	October 1, 2023	October 2, 2022
	(In thousands, except percentage and per share data)
Revenue	$130,003	$115,076	$128,157	$356,083	$371,887
GAAP Gross Margin	33.2%	36.4%	28.7%	33.8%	28.0%
Non-GAAP Gross Margin (2)	34.0%	37.3%	29.7%	34.6%	29.0%
GAAP Net Loss per Share	$(0.01)	$(0.08)	$(0.16)	$(0.25)	$(0.40)
Non-GAAP Net Income per Diluted Share (2)	$0.09	$0.06	$(0.05)	$0.17	$(0.03)
_________________________
(1)    FCF is calculated as net cash provided by (used in) operating activities less capital expenditures. FCF margin is the FCF divided by revenue.

(2)    Reconciliation of financial measures computed on a GAAP basis to the most directly comparable financial measures computed on a non-GAAP basis is provided at the end of this press release.

(3)    ARR is calculated by taking our recurring paid service revenue for the last calendar month in the fiscal quarter, multiplied by 12 months. Recurring paid service revenue represents the revenue we recognized from our paid accounts and excludes prepaid service revenue.

Fourth Quarter 2023 Business Outlook (4)

A reconciliation of our business outlook on a GAAP and non-GAAP basis is provided in the following table:

Three Months Ended December 31, 2023
	Revenue	Net Income (Loss) per Diluted Share
(In millions, except per share data)
GAAP	$129 - $139	$(0.05) - $0.01
Estimated adjustment for stock-based compensation and other expense	—	0.11
Non-GAAP	$129 - $139	$0.06 - $0.12
_________________________
(4)    Business outlook does not include estimates for any currently unknown income and expense items which, by their nature, could arise late in a quarter, including: litigation reserves, net; impairment charges; discrete tax benefits or detriments relating to tax windfalls or shortfalls from equity awards; and any additional impacts relating to the implementation of U.S. tax reform. New material income and expense items such as these could have a significant effect on our guidance and future results.

Investor Conference Call / Webcast Details

Arlo will review the third quarter 2023 results and discuss management’s expectations for the fourth quarter of 2023 today, Thursday, November 9, 2023 at 5:00 p.m. ET (2:00 p.m. PT). The toll-free dial-in number for the live audio call is (888) 660-6387. The international dial-in number for the live audio call is +1 (929) 203-1909. The conference ID for the call is 7749064. A live webcast of the conference call will be available on Arlo’s Investor Relations website at https://investor.arlo.com. A replay of the call will be available via the web at https://investor.arlo.com.

About Arlo Technologies, Inc.

Arlo is the award-winning, industry leader that is transforming the way people experience the connected lifestyle. Arlo’s deep expertise in product design, wireless connectivity, cloud infrastructure and cutting-edge AI capabilities focuses on delivering a seamless, smart home experience for Arlo users that is easy to setup and interact with every day. Arlo’s cloud-based platform provides users with visibility, insight and a powerful means to help protect and connect in real-time with the people and things that matter most, from any location with a Wi-Fi or a cellular connection. To date, Arlo has launched several categories of award-winning smart connected devices, software and services, including wire-free smart Wi-Fi and LTE-enabled security cameras, audio and video doorbells, a floodlight, home security systems, and the Arlo Apps: Arlo Secure, and Arlo Safe, AI-based subscription services designed to maximize security through personalized notifications and emergency services for quicker help during a crisis.

With a mission to bring users peace of mind, Arlo is as passionate about protecting user privacy as it is about safeguarding homes and families. Arlo is committed to supporting industry standards for data protection designed to keep users' personal information private and in their control. Arlo does not monetize personal data, provides enhanced controls for user data, supports privacy legislation, keeps user data safely secure, and puts security at the forefront of company culture.

© 2023 Arlo Technologies, Inc., Arlo and the Arlo logo are trademarks and/or registered trademarks of Arlo Technologies, Inc. and/or certain of its affiliates in the United States and/or other countries. Other brand and product names are for identification purposes only and may be trademarks or registered trademarks of their respective holder(s). The information contained herein is subject to change without notice. Arlo shall not be liable for technical or editorial errors or omissions contained herein. All rights reserved.

Contact:

Arlo Investor Relations
Tahmin Clarke
investors@arlo.com

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 for Arlo Technologies, Inc.:

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The words “anticipate,” “expect,” “believe,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or other similar words are used to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The forward-looking statements represent our expectations or beliefs concerning future events based on information available at the time such statements were made and include statements regarding our potential future business, operating performance and financial condition, including descriptions of our expected revenue and profitability (and related timing), GAAP and non-GAAP gross margins, operating margins, tax rates, expenses, cash outlook, free cash flow and free cash flow margin; the ability of the Essential 2 product line to allow us to address a wider audience; strategic objectives and initiatives; the recurring revenue business model; expectations regarding market expansion and future growth; and others. These statements are based on management's current expectations and are subject to certain risks and uncertainties, including the following: future demand for our products may be lower than anticipated, including due to inflation, fluctuating consumer confidence, banking failures and rising interest rates; we may be unsuccessful in developing and expanding our sales and marketing capabilities; we may not be able to increase sales of our paid subscription services; consumers may choose not to adopt our new product offerings or adopt competing products; product performance may be adversely affected by real world operating conditions; we may be unsuccessful or experience delays in manufacturing and distributing our new and existing products; we may fail to manage costs and cost saving initiatives, including restructuring initiatives, the cost of developing new products and manufacturing and distribution of our existing offerings. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Further information on potential risk factors that could affect our business are detailed in our periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors” in the most recently filed Annual Report and Quarterly Report filed with the Securities and Exchange Commission (the “SEC”) and subsequent filings with the SEC. Given these circumstances, you should not place undue reliance on these forward-looking statements. We undertake no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Information:

To supplement our unaudited selected financial data presented on a basis consistent with U.S. Generally Accepted Accounting Principles (“GAAP”), we disclose certain non-GAAP financial measures that exclude certain charges, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, non-GAAP total operating expenses, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP other income (expenses), net, non-GAAP provision for income taxes, non-GAAP net income (loss) and non-GAAP net income (loss) per diluted share. These supplemental measures exclude adjustments for stock-based compensation expense, restructuring charges, impairment charges, separation expense, amortization of development of software cost, litigation reserves, net, employee retention credit and the related tax effects. In addition, we use free cash flow as non-GAAP measure when assessing the sources of liquidity, capital resources, and quality of earnings. We believe that free cash flow (usage) is helpful in understanding our capital requirements and provides an additional means to reflect the cash flow trends in our business. These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.

In calculating non-GAAP financial measures, we exclude certain items to facilitate a review of the comparability of our operating performance on a period-to-period basis because such items are not, in our view, related to our ongoing operational performance. We use non-GAAP measures to evaluate the operating performance of our business, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. In addition, management’s incentive compensation is determined using certain non-GAAP measures. Since we find these measures to be useful, we believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with our GAAP measures, provide useful information to investors by offering:

•the ability to make more meaningful period-to-period comparisons of our on-going operating results;
•the ability to better identify trends in our underlying business and perform related trend analyses;
•a better understanding of how management plans and measures our underlying business; and
•an easier way to compare our operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures.

The following are explanations of the adjustments that we incorporate into non-GAAP measures, as well as the reasons for excluding them in the reconciliations of these non-GAAP financial measures:

Stock-based compensation expense consists of non-cash charges for the estimated fair value of stock options, performance-based stock options, restricted stock units (RSU), performance-based restricted stock units, shares under the employee stock purchase plan granted to employees and employees' annual bonus in RSU form. We believe that the exclusion of these charges provides for more accurate comparisons of our operating results to peer companies due to the varying available valuation methodologies, subjective assumptions and the variety of award types. In addition, we believe it is useful to investors to understand the specific impact stock-based compensation expense has on our operating results.

Other non-GAAP items are the result of either unique or unplanned events, including, when applicable: restructuring charges, impairment charges, separation expense, amortization of development of software cost, litigation reserves, net and employee retention credit. It is difficult to predict the occurrence or estimate the amount or timing of these items in advance. Although these events are reflected in our GAAP financial statements, these unique transactions may limit the comparability of our on-going operations with prior and future periods. The amounts result from events that often arise from unforeseen circumstances, which often occur outside of the ordinary course of continuing operations. Therefore, the amounts do not accurately reflect the underlying performance of our continuing business operations for the period in which they are incurred.

Source: Arlo-F

***Financial Tables

ARLO TECHNOLOGIES, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	As of
	October 1, 2023	December 31, 2022
	(In thousands, except share and per share data)
ASSETS
Current assets:
Cash and cash equivalents	$51,133	$84,024
Short-term investments	74,916	29,700
Accounts receivable, net	70,313	65,960
Inventories	53,496	46,554
Prepaid expenses and other current assets	11,100	6,544
Total current assets	260,958	232,782
Property and equipment, net	5,752	7,336
Operating lease right-of-use assets, net	12,190	12,809
Goodwill	11,038	11,038
Restricted cash	4,079	4,155
Other non-current assets	3,620	4,081
Total assets	$297,637	$272,201

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$82,479	$52,132
Deferred revenue	17,678	11,291
Accrued liabilities	85,999	98,855
Total current liabilities	186,156	162,278
Non-current operating lease liabilities	17,970	19,279
Other non-current liabilities	3,318	2,949
Total liabilities	207,444	184,506
Commitments and contingencies
Stockholders’ Equity:
Preferred stock: $0.001 par value; 50,000,000 shares authorized; none issued or outstanding	—	—
Common stock: $0.001 par value; 500,000,000 shares authorized; shares issued and outstanding: 94,581,808 at October 1, 2023 and 88,887,139 at December 31, 2022	94	89
Additional paid-in capital	458,015	433,138
Accumulated other comprehensive income (loss)	237	(107)
Accumulated deficit	(368,153)	(345,425)
Total stockholders’ equity	90,193	87,695
Total liabilities and stockholders’ equity	$297,637	$272,201

ARLO TECHNOLOGIES, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended			Nine Months Ended
	October 1, 2023	July 2, 2023	October 2, 2022	October 1, 2023	October 2, 2022
	(In thousands, except percentage and per share data)
Revenue:
Products	$78,961	$64,749	$92,720	$210,770	$273,736
Services	51,042	50,327	35,437	145,313	98,151
Total revenue	130,003	115,076	128,157	356,083	371,887
Cost of revenue:
Products	73,335	60,446	79,386	197,520	233,992
Services	13,529	12,772	12,021	38,349	33,830
Total cost of revenue	86,864	73,218	91,407	235,869	267,822
Gross profit	43,139	41,858	36,750	120,214	104,065
Gross margin	33.2%	36.4%	28.7%	33.8%	28.0%
Operating expenses:
Research and development	16,829	17,618	16,471	52,197	50,252
Sales and marketing	15,863	16,921	22,193	48,137	49,867
General and administrative	12,460	15,007	12,253	43,089	38,023
Others	263	341	273	1,236	377
Total operating expenses	45,415	49,887	51,190	144,659	138,519
Loss from operations	(2,276)	(8,029)	(14,440)	(24,445)	(34,454)
Operating margin	(1.8)%	(7.0)%	(11.3)%	(6.9)%	(9.3)%
Interest income, net	1,175	835	290	2,736	414
Other income, net	10	52	19	23	314
Loss before income taxes	(1,091)	(7,142)	(14,131)	(21,686)	(33,726)
Provision for income taxes	29	221	304	1,042	745
Net loss	$(1,120)	$(7,363)	$(14,435)	$(22,728)	$(34,471)

Net loss per share - basic and diluted	$(0.01)	$(0.08)	$(0.16)	$(0.25)	$(0.40)
Weighted average shares used to compute net loss per share - basic and diluted	94,243	92,337	88,124	92,069	86,677

ARLO TECHNOLOGIES, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended
	October 1, 2023	October 2, 2022
	(In thousands)
Cash flows from operating activities:
Net loss	$(22,728)	$(34,471)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation expense	37,851	31,787
Depreciation and amortization	3,809	3,653
Allowance for credit losses and inventory reserves	1,218	(211)
Deferred income taxes	257	259
Others	(1,224)	39
Changes in assets and liabilities:
Accounts receivable, net	(4,262)	(3,171)
Inventories	(8,250)	(34,613)
Prepaid expenses and other assets	(4,353)	(105)
Accounts payable	31,049	23,229
Deferred revenue	6,202	(18,544)
Accrued and other liabilities	(9,202)	(2,635)
Net cash provided by (used in) operating activities	30,367	(34,783)
Cash flows from investing activities:
Purchases of property and equipment	(2,448)	(815)
Purchases of short-term investments	(110,905)	(69,305)
Proceeds from maturities of short-term investments	67,259	24,542
Net cash used in investing activities	(46,094)	(45,578)
Cash flows from financing activities:
Proceeds related to employee benefit plans	5,293	3,172
Restricted stock unit withholdings	(22,533)	(17,766)
Net cash used in financing activities	(17,240)	(14,594)
Net decrease in cash, cash equivalents and restricted cash	(32,967)	(94,955)
Cash, cash equivalents and restricted cash, at beginning of period	88,179	179,856
Cash, cash equivalents and restricted cash, at end of period	$55,212	$84,901

Non-cash investing activities:
Purchases of property and equipment included in accounts payable and accrued liabilities	$726	$209

ARLO TECHNOLOGIES, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES

UNAUDITED STATEMENT OF OPERATIONS DATA:

	Three Months Ended			Nine Months Ended
	October 1, 2023	July 2, 2023	October 2, 2022	October 1, 2023	October 2, 2022
	(In thousands, except percentage data)
GAAP gross profit:
Products	$5,626	$4,303	$13,334	$13,250	$39,744
Services	37,513	37,555	23,416	106,964	64,321
Total GAAP gross profit	43,139	41,858	36,750	120,214	104,065
GAAP gross margin:
Products	7.1%	6.6%	14.4%	6.3%	14.5%
Services	73.5%	74.6%	66.1%	73.6%	65.5%
Total GAAP gross margin	33.2%	36.4%	28.7%	33.8%	28.0%
Stock-based compensation expense - Products	723	848	1,132	2,483	3,135
Stock-based compensation expense - Services	145	119	233	213	475
Amortization of development of software cost - Services	152	151	—	454	—
Non-GAAP gross profit:
Products	6,349	5,151	14,466	15,733	42,879
Services	37,810	37,825	23,649	107,631	64,796
Total Non-GAAP gross profit	$44,159	$42,976	$38,115	$123,364	$107,675
Non-GAAP gross margin:
Products	8.0%	8.0%	15.6%	7.5%	15.7%
Services	74.1%	75.2%	66.7%	74.1%	66.0%
Total Non-GAAP gross margin	34.0%	37.3%	29.7%	34.6%	29.0%

GAAP research and development	$16,829	$17,618	$16,471	$52,197	$50,252
Stock-based compensation expense	(2,847)	(3,311)	(2,679)	(10,069)	(8,602)
Non-GAAP research and development	$13,982	$14,307	$13,792	$42,128	$41,650
Percentage of revenue	10.8%	12.4%	10.8%	11.8%	11.2%

GAAP sales and marketing	$15,863	$16,921	$22,193	$48,137	$49,867
Stock-based compensation expense	(1,224)	(1,670)	(1,389)	(4,616)	(4,559)
Non-GAAP sales and marketing	$14,639	$15,251	$20,804	$43,521	$45,308
Percentage of revenue	11.3%	13.3%	16.2%	12.2%	12.2%

GAAP general and administrative	$12,460	$15,007	$12,253	$43,089	$38,023
Stock-based compensation expense	(5,348)	(7,025)	(4,520)	(20,470)	(15,016)
Litigation reserves, net	—	—	(5)	—	(117)
Non-GAAP general and administrative	$7,112	$7,982	$7,728	$22,619	$22,890
Percentage of revenue	5.5%	6.9%	6.0%	6.4%	6.2%

ARLO TECHNOLOGIES, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)

UNAUDITED STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended			Nine Months Ended
	October 1, 2023	July 2, 2023	October 2, 2022	October 1, 2023	October 2, 2022
	(In thousands, except percentage data)
GAAP total operating expenses	$45,415	$49,887	$51,190	$144,659	$138,519
Stock-based compensation expense	(9,419)	(12,006)	(8,588)	(35,155)	(28,177)
Others	(263)	(341)	(278)	(1,236)	(494)
Non-GAAP total operating expenses	$35,733	$37,540	$42,324	$108,268	$109,848

GAAP operating loss	$(2,276)	$(8,029)	$(14,440)	$(24,445)	$(34,454)
GAAP operating margin	(1.8)%	(7.0)%	(11.3)%	(6.9)%	(9.3)%
Stock-based compensation expense	10,287	12,973	9,953	37,851	31,787
Others	415	492	278	1,690	494
Non-GAAP operating income (loss)	$8,426	$5,436	$(4,209)	$15,096	$(2,173)
Non-GAAP operating margin	6.5%	4.7%	(3.3)%	4.2%	(0.6)%

GAAP other income, net	$10	$52	$19	$23	$314
Employee retention credit	—	—	—	—	(65)
Non-GAAP other income, net	$10	$52	$19	$23	$249

GAAP provision for income taxes	$29	$221	$304	$1,042	$745
GAAP income tax rate	(2.7)%	(3.1)%	(2.2)%	(4.8)%	(2.2)%
Non-GAAP provision for income taxes	$29	$221	$304	$1,042	$745
Non-GAAP income tax rate	0.3%	3.5%	(7.8)%	5.8%	(49.3)%

ARLO TECHNOLOGIES, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)

UNAUDITED STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended			Nine Months Ended
	October 1, 2023	July 2, 2023	October 2, 2022	October 1, 2023	October 2, 2022
	(In thousands, except percentage and per share data)
GAAP net loss	$(1,120)	$(7,363)	$(14,435)	$(22,728)	$(34,471)
Stock-based compensation expense	10,287	12,973	9,953	37,851	31,787
Others	415	492	278	1,690	429
Non-GAAP net income (loss)	$9,582	$6,102	$(4,204)	$16,813	$(2,255)

GAAP net loss per share - basic and diluted	$(0.01)	$(0.08)	$(0.16)	$(0.25)	$(0.40)
Stock-based compensation expense	0.10	0.14	0.11	0.41	0.37
Others	—	—	—	0.01	—
Non-GAAP net income (loss) - diluted	$0.09	$0.06	$(0.05)	$0.17	$(0.03)

Shares used in computing GAAP net loss - basic	94,243	92,337	88,124	92,069	86,677
Shares used in computing non-GAAP net income - diluted	102,116	99,187	88,124	99,238	86,677

Free cash flow (usage):
Net cash provided by (used in) operating activities	$7,459	$12,578	$(5,402)	$30,367	$(34,783)
Less: Purchases of property and equipment	(494)	(1,031)	(364)	(2,448)	(815)
Free cash flow (usage) (1)	$6,965	$11,547	$(5,766)	$27,919	$(35,598)
Free cash flow (usage) margin (1)	5.4%	10.0%	(4.5)%	7.8%	(9.6)%
_________________________
(1)    Free cash flow (usage) is calculated as net cash provided by (used in) operating activities less capital expenditures. Free cash flow (usage) margin is the free cash flow (usage) divided by revenue.

ARLO TECHNOLOGIES, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	Three Months Ended
	October 1, 2023	July 2, 2023	April 2, 2023	December 31, 2022	October 2, 2022
	(In thousands, except headcount and per share data)
Cash, cash equivalents and short-term investments	$126,049	$123,675	$118,673	$113,724	$125,272
Cash, cash equivalents and short-term investments per diluted share	$1.23	$1.25	$1.27	$1.28	$1.42

Accounts receivable, net	$70,313	$57,327	$52,837	$65,960	$82,707
Days sales outstanding	49	45	44	50	59

Inventories	$53,496	$39,429	$39,922	$46,554	$73,243
Inventory turns	5.5	6.1	6.4	6.4	4.3

Weeks of channel inventory:
U.S. retail channel	10.9	9.7	14.6	11.9	13.6
U.S. distribution channel	7.4	9.3	17.6	14.1	5.5
APAC distribution channel	7.2	7.7	5.8	4.7	9.4

Deferred revenue (current and non-current)	$17,706	$17,702	$15,289	$11,503	$12,242

Cumulative registered accounts (1)	8,193	7,860	7,510	7,220	6,930
Cumulative paid accounts (2)	2,486	2,289	2,044	1,862	1,673
Annual recurring revenue (ARR) (3)	$199,993	$193,633	$182,583	$137,764	$125,402

Headcount	353	345	334	343	360
Non-GAAP diluted shares	102,116	99,187	93,236	88,743	88,124
_________________________
(1)    We define our registered accounts at the end of a particular period as the number of unique registered accounts on the Arlo platform as of the end of such period. The number of registered accounts does not necessarily reflect the number of end-users on the Arlo platform as one registered account may be used by multiple end-users to monitor the devices attached to that household.

(2)    Paid accounts are defined as any account worldwide where a subscription to a paid service is being collected (either by us or by our customers or channel partners, including Verisure).

(3)    ARR represents the amount of paid service revenue that we expect to recur annually and is calculated by taking our recurring paid service revenue for the last calendar month in the fiscal quarter, multiplied by 12 months. Recurring paid service revenue represents the revenue we recognize from our paid accounts and excludes prepaid service revenue. ARR is a performance metric and should be viewed independently of revenue and deferred revenue, and is not intended to be a substitute for, or combined with, any of these items.

REVENUE BY GEOGRAPHY

	Three Months Ended						Nine Months Ended
	October 1, 2023		July 2, 2023		October 2, 2022		October 1, 2023		October 2, 2022
	(In thousands, except percentage data)
Americas	$79,948	61.5%	$78,136	67.9%	$71,040	55.4%	$214,716	60.3%	$199,851	53.8%
EMEA	42,887	33.0%	30,958	26.9%	52,542	41.0%	122,317	34.4%	157,000	42.2%
APAC	7,168	5.5%	5,982	5.2%	4,575	3.6%	19,050	5.3%	15,036	4.0%
Total	$130,003	100.0%	$115,076	100.0%	$128,157	100.0%	$356,083	100.0%	$371,887	100.0%